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                              GUARANTY AGREEMENT

        This Guaranty Agreement entered into this 22nd day of June, 1993, by and between Educational Medical, Inc. (hereinafter referred to as "Guarantor"), with its principal place of business situate at Roswell, Georgia party of the first part (hereinafter referred to as "Guarantor").

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VANDAB ASSOCIATES, a Pennsylvania Partnership, with its principal office situate in the Municipality of Monroeville, County of Allegheny, Commonwealth of Pennsylvania, party of the second part (hereinafter referred to as "Vandab"),

                             W I T N E S S E T H:

        WHEREAS, Vandab Associates entered into a Lease Agreement with ICM Acquisition Corp. (hereinafter referred to as "Corporation and/or Tenant"), for certain office space which Lease was conditioned upon the Guarantor's execution of this Guaranty; and

        WHEREAS, the Guarantor in order to induce Vandab to enter into the Lease Agreement with the Corporation guarantees faithful performance of the Corporation's obligations in accordance with the Lease Agreement.

        NOW THEREFORE, in consideration of the above-mentioned premises and the promises contained herein, and of other good and valuable consideration, and in order to induce Vandab to enter into the Lease Agreement with Corporation, intending to be legally bound, the Guarantor unconditionally and absolutely, hereto agrees as follows:

        1. GUARANTY. The Guarantor, for itself and its successors and assigns, guarantees the prompt payment when due, or whenever payment may become due under the terms of the Lease Agreement, all payments of rent, additional rent, and all other charges, expenses (including but not limited to attorney's fees) and costs of every kind and nature, which are or may be due now or in the future under the terms of the Lease Agreement, any agreements or documents related to the Lease Agreement, or any other transaction between Vandab and Corporation directly or indirectly related to the Lease Agreement; and the complete and timely performance, satisfaction and observation of the terms and conditions of the Lease Agreement, rules and regulations and related obligations and agreements arising by reason of the Lease Agreement required to be performed, satisfied or observed by Corporation.

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        2.  COVERAGE OF GUARANTY.  This guaranty extends to any and all liability which Corporation has or may have to Vandab by reason of matters occurring before the signing of the Lease Agreement by the parties or commencement of the term of the Lease Agreement or by matters contained in all Agreements executed by Corporation in connection with the Corporation's lease with Vandab.

        3. PERFORMANCE GUARANTY. In the event that Corporation fails to perform, satisfy or observe the terms and conditions of the Lease Agreement and related Lease Agreement obligations required to be performed, satisfied or observed by Corporation, the Guarantor will promptly and fully perform, satisfy and observe the obligation or obligations in the place of Corporation. The Guarantor shall pay, reimburse and indemnify Vandab for any and all damages, costs, expenses (including but not limited to attorney's fees), losses and other liabilities arising or resulting from the failure of Corporation to perform, satisfy or observe any of the terms and conditions of the Lease Agreement and related Agreements.

        4. WAIVER OF NOTICES. Without notice to or further assent from the Guarantor, Vandab may waive or modify any of the terms or conditions of the Lease Agreement, any related Agreements; or compromise, settle or extent the time of payment of any amount due from Corporation or the time of performance of any obligation of Corporation. These actions may be taken by Vandab without discharging or otherwise affecting the obligations of the Guarantor.

        5. LEASE AGREEMENT SECURITY. This guaranty shall remain in full force and effect, and the Guarantor fully responsible, without regard to any security or other collateral for the performance of the terms and conditions of the Lease Agreement, or the receipt, disposition, application, or release of any security or other collateral, now or hereafter held by or for Vandab.

        6. UNCONDITIONAL OBLIGATIONS. The liability of the Guarantor is direct, immediate, absolute, continuing, unconditional and unlimited. Vandab shall not be required to pursue any remedies it may have against Corporation or against any security or other collateral as a condition to enforcement of this guaranty. Nor shall the Guarantor be discharged or released by reason of the discharge or release of Corporation for any reason, including a discharge in Bankruptcy, receivership or other proceedings, a disaffirmation or rejection of the or related Agreements by a trustee, custodian, or other representative in Bankruptcy, a stay or other enforcement restriction, or any other reduction, modification, impairment or limitations of the liability of Corporation or any remedy of Vandab. The Guarantor assumes all responsibility for being and keeping itself informed of Tenant's financial condition and assets, and of all other circumstances bearing upon the risk of non-performance by Tenant under the Lease Agreement and related Agreements. The Guarantor agrees that Vandab shall have no duty to advise the Guarantor of information known to it regarding such circumstances or risks.

        7. CONFESSION OF JUDGMENT. Whenever liability of Corporation and/or Guarantor shall accrue, the Guarantor hereby empowers any attorney of any Court of record within the United States of America or elsewhere to appear for the Guarantor and, with or without complaint filed, confess judgment, or a series of judgments, against the Guarantor in favor of
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Vandab, as of any term, for the liability of Guarantor and/or Tenant and all other sums paid by Vandab hereof to or on behalf of Corporation or any successor in interest pursuant to the terms of this Guarantee, together with unpaid interest thereon, costs of suit and attorney's commission for collection of ten (10) percent of the total indebtedness or Five Hundred and xx/100 ($500.00) Dollars, whichever is the larger amount, on which judgment or judgments one or more executions may issue forthwith upon failure to comply with any of the terms and conditions of this Guarantee. The Guarantor hereby forever waives and releases all errors in said proceedings, waives stay of execution, the right of inquisition and extension of time of payment, agrees to condemnation of any property levied upon virtue of any such execution, and waives all exemptions from levy and sale of any property that now is or hereafter may be exempted by law.

     No single exercise of the foregoing power to confess a judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any Court to be valid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as Vandab hereof shall elect until such time as Vandab shall have received payment in full of the obligations due under the terms of this Guarantee.

     THIS GUARANTEE AUTHORIZES THE ENTRY OF JUDGMENT UPON DEFAULT THEREON. BY SIGNING THIS PAPER YOU GIVE UP THE RIGHT TO NOTICE AND A COURT TRIAL UPON DEFAULT.

        8. SUBORDINATION OF SUBROGATION RIGHTS. The Guarantor subordinates any and all claims which the Guarantor has or may have against Corporation by reason of subrogation for payments or performances under this guaranty or claims for any other reason or cause. The Guarantor agrees not to assert any claims which it has or may have against Corporation, including claims by reason of subordination under this guaranty, until such time as the payment and other obligations of Corporation to Vandab are fully satisfied and discharged.

        9. BINDING EFFECT. This Guaranty is binding upon the Guarantor, its successors and assigns is binding upon and shall inure to the benefit of Vandab, its successors and assigns. No assignment or delegation by the Guarantor shall release the Guarantor of his obligations under this guaranty. The term "Tenant" used in this guaranty includes also the first and any successive assignee Corporation or any assignee Corporation.

        10. SEVERABILITY. The validity or unenforceability of any particular provisions of this Agreement shall not affect the other provisions hereof.

        11. AMENDMENT. No change or modification of this Agreement shall be valid unless the same be in writing and signed by Vandab and Guarantor.

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        12.  Governing Law.  The parties hereto agree that it is their intention and covenant that this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

Attest:                                         Guarantor:

/s/ Wendy L. Riggs                              /s/ Morris Brown
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Assistant Secretary                             Educational Medical, Inc.
                                                Secretary